Other reserves (Tables)	12 Months Ended
Dec. 31, 2023
Other reserves and translation reserve
Summary of other reserves and translation reserve

	Total 2022 £m	Translation reserve 2023 £m	Hedge reserve 2023 £m	Other reserves 2023 £m	Total 2023 £m
At start of year	2,331	677	(8)	1,725	2,394
Profit attributable to shareholders	1,634	-	-	1,781	1,781
Dividends paid	(983)	-	-	(1,059)	(1,059)
Actuarial gains on defined benefit pension schemes	164	-	-	(75)	(75)
Fair value movements on cash flow hedges	(18)	-	29	-	29
Transfer to profit from cash flow hedge reserve	(17)	-	18	-	18
Tax recognised in other comprehensive income	(35)	-	(12)	19	7
Exchange differences on translation of foreign operations	427	(285)	-	–	(285)
Cancellation of shares	(1,120)	-	-	(673)	(673)
Increase in share based remuneration reserve (including tax)	47	-	-	77	77
Settlement of share awards	(35)	-	-	(34)	(34)
Disposal of non‐controlling interests	(1)	-	-	-	-
At end of year	2,394	392	27	1,761	2,180